EXHIBIT 10.1

TERMS OF EMPLOYMENT AGREEMENT
BETWEEN CANPRO PLACEMENT SERVICES, INC.
AND PATRICK DE WITT

TERM:   AT THE WILL OF EITHER PARTY. NO ADVANCED NOTICE OF TERMINATION REQUIRED BY EITHER PARTY.

SALARY:   $500.00 PER MONTH.

DUTIES:   WHAT EVER NEEDS TO BE DONE.